UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

Amendment No. 1
to
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2016

Agritech Worldwide, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	001-32134	36-4197173
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)
1101 Campus Drive Mundelein, Illinois 60060
(Address of principal Mr. Kahn offices)

Registrant’s telephone number, including area code: (847) 549-6028

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The sole purpose of this amendment is to add certain language that was inadvertently omitted to Item 5.02 of the Form 8-K that was filed with the Securities and Exchange Commission on May 19, 2016.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2016, Agritech Worldwide, Inc. (the “Company”) filed a Current Report on Form 8–K disclosing, among other things, that Jonathan Kahn had been appointed to serve as the Company’s Chief Executive Officer and as a member of the Company’s Board of Directors.  The sole purpose of this amendment is to add disclosure regarding the appointment, effective May 17, 2016, of Jonathan Kahn as the Interim Chief Financial Officer of the Company upon the resignation of Donald G. Wittmer, who resigned from his position as Interim Chief Financial Officer effective May 17, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRITECH WORLDWIDE, INC.

Date: May 23, 2016	By:	/s/ Jonathan Kahn
Name: Jonathan Kahn
Title: Chief Executive Officer